                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
MSDWCI    MSDWCI    SERIES 2002-TOP7    CLASS X2
--------------------------------------------------------------------------------

Class              X2          Settlement Date      06/18/2002   Coupon           -1.00000              Cusip             N/A
Original Balance   ?           Dated Date           06/01/2002   Delay            14                    Yield Table Date  05/29/2002
Current Balance    0.89        First Payment Date   07/15/2002   Lead Manager     Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating      AAA/AAA     Next Payment Date    07/15/2002   Orig Deal Size   1,803,172,715.40      Yield Day Count   30/360
Market Desc        N/A         Payment Freq         Monthly      Num of Tranches  21
Factor             0.00000000  Interest Freq        Monthly      Deal Age         0

TRIGGER              OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY               CPR 0              (!YM) CPR 100      CPR 50             CPR 100            (!YM) CPR 100
DEFAULT                                                                                          CDR 2
ADVANCES                                                                                         YES
RECV  MNTH                                                                                       12
LOSSES                                                                                           0.35
---------------------------------------------------------------------------------------------------------------------
PRICE /
YIELD
---------------------------------------------------------------------------------------------------------------------
        5.1384                 6.8675             6.8675             7.5799             7.7020             6.8675
        5.1540                 6.7599             6.7600             7.4705             7.5914             6.7599
        5.1696                 6.6529             6.6529             7.3616             7.4813             6.6529
        5.1853                 6.5463             6.5464             7.2532             7.3718             6.5464
        5.2009                 6.4403             6.4403             7.1454             7.2628             6.4403
        5.2165                 6.3348             6.3348             7.0381             7.1543             6.3348
        5.2321                 6.2298             6.2298             6.9313             7.0464             6.2298
        5.2478                 6.1253             6.1253             6.8250             6.9390             6.1253
        5.2634                 6.0213             6.0213             6.7192             6.8321             6.0213
        5.2790                 5.9178             5.9178             6.6140             6.7257             5.9178
        5.2946                 5.8147             5.8148             6.5092             6.6198             5.8148
        5.3103                 5.7122             5.7122             6.4049             6.5144             5.7122
        5.3259                 5.6101             5.6102             6.3011             6.4095             5.6101
        5.3415                 5.5085             5.5086             6.1978             6.3051             5.5086
        5.3571                 5.4074             5.4074             6.0950             6.2012             5.4074
        5.3728                 5.3068             5.3068             5.9927             6.0978             5.3068
        5.3884                 5.2066             5.2066             5.8908             5.9949             5.2066
---------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   5.9202             5.9202             5.9202             5.8776             5.9202
MOD DURATION @ 5.2634          2.8346             2.8346             2.7873             2.7579             2.8346

TRIGGER               OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                (!YM) CPR 100      (!YM) CPR 100      (!YM) CPR 100      (!YM) CPR 100
DEFAULT               CDR 4              CDR 6              CDR 7              CDR 8
ADVANCES              YES                YES                YES                YES
RECV  MNTH            12                 12                 12                 12
LOSSES                0.35               0.35               0.35               0.35
-----------------------------------------------------------------------------------------------
PRICE /
YIELD
-----------------------------------------------------------------------------------------------
        5.1384                  6.8675             6.8675             6.6567             6.1948
        5.1540                  6.7599             6.7599             6.5490             6.0869
        5.1696                  6.6529             6.6529             6.4418             5.9795
        5.1853                  6.5464             6.5463             6.3352             5.8727
        5.2009                  6.4403             6.4403             6.2290             5.7664
        5.2165                  6.3348             6.3348             6.1234             5.6606
        5.2321                  6.2298             6.2298             6.0183             5.5553
        5.2478                  6.1253             6.1253             5.9136             5.4505
        5.2634                  6.0213             6.0213             5.8095             5.3461
        5.2790                  5.9178             5.9178             5.7059             5.2423
        5.2946                  5.8148             5.8147             5.6027             5.1390
        5.3103                  5.7122             5.7122             5.5001             5.0362
        5.3259                  5.6101             5.6101             5.3979             4.9338
        5.3415                  5.5086             5.5085             5.2962             4.8320
        5.3571                  5.4074             5.4074             5.1950             4.7306
        5.3728                  5.3068             5.3068             5.0942             4.6296
        5.3884                  5.2066             5.2066             4.9939             4.5292
-----------------------------------------------------------------------------------------------
AVERAGE LIFE                    5.9202             5.9202             5.8773             5.7872
MOD DURATION @ 5.2634           2.8346             2.8346             2.8314             2.8266


                                                                     Page 1 of 1
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer by or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warrenty can be given with respect to the accuracy or completeness of the information. Or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
MSDWCI    MSDWCI    SERIES 2002-TOP7    CLASS D
--------------------------------------------------------------------------------

Class              D             Settlement Date     06/18/2002  Coupon           6.41000               Cusip             N/A
Original Balance   7,271,000.00  Dated Date          06/01/2002  Delay            14                    Yield Table Date  05/29/2002
Current Balance    7,271,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating      A-/A3         Next Payment Date   07/15/2002  Orig Deal Size   1,803,172,715.40      Yield Day Count   30/360
Market Desc        N/A           Payment Freq        Monthly     Num of Tranches  21
Factor             1.00000000    Interest Freq       Monthly     Deal Age         0

PREPAY                         CPR 0    (!YM) CPR 25    (!YM) CPR 50      (!YM) CPR 75      (!YM) CPR 100
----------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------
        96.4963               6.9625          6.9625          6.9625            6.9625             6.9664
        96.7463               6.9260          6.9260          6.9260            6.9260             6.9295
        96.9963               6.8895          6.8895          6.8895            6.8895             6.8928
        97.2463               6.8533          6.8533          6.8533            6.8533             6.8562
        97.4963               6.8171          6.8171          6.8171            6.8171             6.8198
        97.7463               6.7810          6.7810          6.7810            6.7810             6.7834
        97.9963               6.7451          6.7451          6.7451            6.7451             6.7472
        98.2463               6.7093          6.7093          6.7093            6.7093             6.7111
        98.4963               6.6736          6.6736          6.6736            6.6736             6.6751
        98.7463               6.6380          6.6380          6.6380            6.6380             6.6392
        98.9963               6.6025          6.6025          6.6025            6.6025             6.6034
        99.2463               6.5672          6.5672          6.5672            6.5672             6.5678
        99.4963               6.5319          6.5319          6.5319            6.5319             6.5322
        99.7463               6.4968          6.4968          6.4968            6.4968             6.4968
        99.9963               6.4618          6.4618          6.4618            6.4618             6.4615
       100.2463               6.4269          6.4269          6.4269            6.4269             6.4263
       100.4963               6.3921          6.3921          6.3921            6.3921             6.3912
       100.7463               6.3574          6.3574          6.3574            6.3574             6.3562
       100.9963               6.3228          6.3228          6.3228            6.3228             6.3214
       101.2463               6.2883          6.2883          6.2883            6.2883             6.2866
       101.4963               6.2540          6.2540          6.2540            6.2540             6.2520
       101.7463               6.2197          6.2197          6.2197            6.2197             6.2174
       101.9963               6.1856          6.1856          6.1856            6.1856             6.1830
       102.2463               6.1515          6.1515          6.1515            6.1515             6.1486
       102.4963               6.1176          6.1176          6.1176            6.1176             6.1144
       102.7463               6.0838          6.0838          6.0838            6.0838             6.0803
       102.9963               6.0500          6.0500          6.0500            6.0500             6.0463
       103.2463               6.0164          6.0164          6.0164            6.0164             6.0124
       103.4963               5.9829          5.9829          5.9829            5.9829             5.9786
       103.7463               5.9495          5.9495          5.9495            5.9495             5.9449
       103.9963               5.9161          5.9161          5.9161            5.9161             5.9113
       104.2463               5.8829          5.8829          5.8829            5.8829             5.8778
       104.4963               5.8498          5.8498          5.8498            5.8498             5.8444
----------------------------------------------------------------------------------------------------------
AVERAGE LIFE                  9.9083          9.9083          9.9083            9.9083             9.7939
FIRST PRIN                05/15/2012      05/15/2012      05/15/2012        05/15/2012         03/15/2012
LAST PRIN                 05/15/2012      05/15/2012      05/15/2012        05/15/2012         05/15/2012
PAYMENT WINDOW                     1               1               1                 1                  3
ACCRUAL FACTOR                0.3027          0.3027          0.3027            0.3027             0.3027
MOD DURATION @ 100.4963       7.1386          7.1386          7.1386            7.1386             7.0791

                                                                     Page 1 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer by or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warrenty can be given with respect to the accuracy or completeness of the information. Or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
MSDWCI    MSDWCI    SERIES 2002-TOP7    CLASS E
--------------------------------------------------------------------------------

Class             E             Settlement Date     06/18/2002  Coupon            6.69000               Cusip             N/A
Original Balance  7,271,000.00  Dated Date          06/01/2002  Delay             14                    Yield Table Date  05/29/2002
Current Balance   7,271,000.00  First Payment Date  07/15/2002  Lead Manager      Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating     BBB+/Baa3     Next Payment Date   07/15/2002  Orig Deal Size    1,803,172,715.40      Yield Day Count   30/360
Market Desc       N/A           Payment Freq        Monthly     Num of Tranches   21
Factor            1.00000000    Interest Freq       Monthly     Deal Age          0

PREPAY                        CPR 0    (!YM) CPR 25     (!YM) CPR 50    (!YM) CPR 75      (!YM) CPR 100
--------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------
          96.5301            7.2500          7.2500           7.2500          7.2500             7.2500
          96.7801            7.2130          7.2130           7.2130          7.2130             7.2130
          97.0301            7.1761          7.1761           7.1761          7.1761             7.1761
          97.2801            7.1394          7.1394           7.1394          7.1394             7.1394
          97.5301            7.1027          7.1027           7.1027          7.1027             7.1027
          97.7801            7.0662          7.0662           7.0662          7.0662             7.0662
          98.0301            7.0298          7.0298           7.0298          7.0298             7.0298
          98.2801            6.9935          6.9935           6.9935          6.9935             6.9935
          98.5301            6.9573          6.9573           6.9573          6.9573             6.9573
          98.7801            6.9213          6.9213           6.9213          6.9213             6.9213
          99.0301            6.8853          6.8853           6.8853          6.8853             6.8853
          99.2801            6.8495          6.8495           6.8495          6.8495             6.8495
          99.5301            6.8138          6.8138           6.8138          6.8138             6.8138
          99.7801            6.7782          6.7782           6.7782          6.7782             6.7782
         100.0301            6.7427          6.7427           6.7427          6.7427             6.7427
         100.2801            6.7074          6.7074           6.7074          6.7074             6.7074
         100.5301            6.6721          6.6721           6.6721          6.6721             6.6721
         100.7801            6.6370          6.6370           6.6370          6.6370             6.6370
         101.0301            6.6019          6.6019           6.6019          6.6019             6.6019
         101.2801            6.5670          6.5670           6.5670          6.5670             6.5670
         101.5301            6.5322          6.5322           6.5322          6.5322             6.5322
         101.7801            6.4975          6.4975           6.4975          6.4975             6.4975
         102.0301            6.4629          6.4629           6.4629          6.4629             6.4629
         102.2801            6.4284          6.4284           6.4284          6.4284             6.4284
         102.5301            6.3940          6.3940           6.3940          6.3940             6.3940
         102.7801            6.3598          6.3598           6.3598          6.3598             6.3598
         103.0301            6.3256          6.3256           6.3256          6.3256             6.3256
         103.2801            6.2916          6.2916           6.2916          6.2916             6.2916
         103.5301            6.2576          6.2576           6.2576          6.2576             6.2576
         103.7801            6.2238          6.2238           6.2238          6.2238             6.2238
         104.0301            6.1900          6.1900           6.1900          6.1900             6.1900
         104.2801            6.1564          6.1564           6.1564          6.1564             6.1564
         104.5301            6.1228          6.1228           6.1228          6.1228             6.1228
--------------------------------------------------------------------------------------------------------
AVERAGE LIFE                 9.9083          9.9083           9.9083          9.9083             9.9083
FIRST PRIN               05/15/2012      05/15/2012       05/15/2012      05/15/2012         05/15/2012
LAST PRIN                05/15/2012      05/15/2012       05/15/2012      05/15/2012         05/15/2012
PAYMENT WINDOW                    1               1                1               1                  1
ACCRUAL FACTOR               0.3159          0.3159           0.3159          0.3159             0.3159
MOD DURATION @ 100.5301      7.0434          7.0434           7.0434          7.0434             7.0434

                                                                     Page 2 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer by or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warrenty can be given with respect to the accuracy or completeness of the information. Or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
MSDWCI    MSDWCI    SERIES 2002-TOP7    CLASS F
--------------------------------------------------------------------------------

Class             F              Settlement Date     06/18/2002  Coupon           6.79000               Cusip             N/A
Original Balance  12,118,000.00  Dated Date          06/01/2002  Delay            14                    Yield Table Date  05/29/2002
Current Balance   12,118,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating     BBB-/Baa3      Next Payment Date   07/15/2002  Orig Deal Size   1,803,172,715.40      Yield Day Count   30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000     Interest Freq       Monthly     Deal Age         0

PREPAY                        CPR 0   (!YM) CPR 25    (!YM) CPR 50     (!YM) CPR 75         (!YM) CPR 100
----------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------
        96.4952              7.3573         7.3577          7.3583           7.3591                7.3598
        96.7452              7.3203         7.3207          7.3212           7.3219                7.3226
        96.9952              7.2834         7.2837          7.2842           7.2849                7.2855
        97.2452              7.2466         7.2469          7.2474           7.2480                7.2485
        97.4952              7.2100         7.2103          7.2106           7.2112                7.2117
        97.7452              7.1734         7.1737          7.1740           7.1745                7.1749
        97.9952              7.1370         7.1372          7.1375           7.1380                7.1383
        98.2452              7.1007         7.1009          7.1012           7.1015                7.1019
        98.4952              7.0646         7.0647          7.0649           7.0652                7.0655
        98.7452              7.0285         7.0286          7.0288           7.0290                7.0292
        98.9952              6.9926         6.9927          6.9928           6.9930                6.9931
        99.2452              6.9567         6.9568          6.9569           6.9570                6.9571
        99.4952              6.9210         6.9211          6.9211           6.9212                6.9212
        99.7452              6.8854         6.8854          6.8854           6.8854                6.8854
        99.9952              6.8500         6.8499          6.8499           6.8498                6.8498
       100.2452              6.8146         6.8145          6.8145           6.8143                6.8142
       100.4952              6.7794         6.7793          6.7791           6.7789                6.7788
       100.7452              6.7442         6.7441          6.7439           6.7437                6.7435
       100.9952              6.7092         6.7090          6.7088           6.7085                6.7082
       101.2452              6.6743         6.6741          6.6738           6.6735                6.6731
       101.4952              6.6395         6.6392          6.6390           6.6385                6.6382
       101.7452              6.6048         6.6045          6.6042           6.6037                6.6033
       101.9952              6.5702         6.5699          6.5695           6.5690                6.5685
       102.2452              6.5357         6.5354          6.5350           6.5344                6.5338
       102.4952              6.5013         6.5010          6.5005           6.4999                6.4993
       102.7452              6.4671         6.4667          6.4662           6.4655                6.4648
       102.9952              6.4329         6.4325          6.4320           6.4312                6.4305
       103.2452              6.3989         6.3984          6.3979           6.3970                6.3963
       103.4952              6.3649         6.3644          6.3638           6.3629                6.3622
       103.7452              6.3311         6.3306          6.3299           6.3290                6.3281
       103.9952              6.2973         6.2968          6.2961           6.2951                6.2942
       104.2452              6.2637         6.2631          6.2624           6.2613                6.2604
       104.4952              6.2302         6.2296          6.2288           6.2277                6.2267
----------------------------------------------------------------------------------------------------------
AVERAGE LIFE                 9.9830         9.9703          9.9539           9.9294                9.9083
FIRST PRIN               05/15/2012     05/15/2012      05/15/2012       05/15/2012            05/15/2012
LAST PRIN                06/15/2012     06/15/2012      06/15/2012       06/15/2012            05/15/2012
PAYMENT WINDOW                    2              2               2                2                     1
ACCRUAL FACTOR               0.3206         0.3206          0.3206           0.3206                0.3206
MOD DURATION @ 100.4952      7.0460         7.0397          7.0315           7.0194                7.0089

                                                                     Page 3 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer by or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warrenty can be given with respect to the accuracy or completeness of the information. Or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
MSDWCI    MSDWCI    SERIES 2002-TOP7    CLASS G
--------------------------------------------------------------------------------

Class             G             Settlement Date     06/18/2002   Coupon           5.00000               Cusip             N/A
Original Balance  7,271,000.00  Dated Date          06/01/2002   Delay            14                    Yield Table Date  05/29/2002
Current Balance   7,271,000.00  First Payment Date  07/15/2002   Lead Manager     Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating     BBB-/Baa3     Next Payment Date   07/15/2002   Orig Deal Size   1,803,172,715.40      Yield Day Count   30/360
Market Desc       N/A           Payment Freq        Monthly      Num of Tranches  21
Factor            1.00000000    Interest Freq       Monthly      Deal Age         0

PREPAY                         CPR 0       (!YM) CPR 25       (!YM) CPR 50      (!YM) CPR 75       (!YM) CPR 100
-----------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------
         96.5157              7.6659             7.6659             7.6658            7.6657              7.6682
         96.7657              7.6284             7.6283             7.6283            7.6282              7.6304
         97.0157              7.5910             7.5909             7.5909            7.5908              7.5928
         97.2657              7.5537             7.5537             7.5536            7.5535              7.5554
         97.5157              7.5165             7.5165             7.5165            7.5164              7.5180
         97.7657              7.4795             7.4795             7.4794            7.4794              7.4808
         98.0157              7.4426             7.4426             7.4425            7.4425              7.4436
         98.2657              7.4058             7.4058             7.4058            7.4057              7.4066
         98.5157              7.3692             7.3691             7.3691            7.3690              7.3698
         98.7657              7.3326             7.3326             7.3326            7.3325              7.3330
         99.0157              7.2962             7.2962             7.2961            7.2961              7.2964
         99.2657              7.2599             7.2599             7.2598            7.2598              7.2599
         99.5157              7.2237             7.2237             7.2237            7.2236              7.2235
         99.7657              7.1877             7.1876             7.1876            7.1875              7.1872
        100.0157              7.1517             7.1517             7.1517            7.1516              7.1511
        100.2657              7.1159             7.1159             7.1158            7.1158              7.1150
        100.5157              7.0802             7.0802             7.0801            7.0800              7.0791
        100.7657              7.0446             7.0446             7.0445            7.0444              7.0433
        101.0157              7.0091             7.0091             7.0090            7.0090              7.0076
        101.2657              6.9737             6.9737             6.9736            6.9736              6.9720
        101.5157              6.9385             6.9384             6.9384            6.9383              6.9366
        101.7657              6.9033             6.9033             6.9032            6.9032              6.9012
        102.0157              6.8683             6.8682             6.8682            6.8681              6.8660
        102.2657              6.8333             6.8333             6.8333            6.8332              6.8308
        102.5157              6.7985             6.7985             6.7984            6.7984              6.7958
        102.7657              6.7638             6.7638             6.7637            6.7637              6.7609
        103.0157              6.7292             6.7292             6.7291            6.7291              6.7261
        103.2657              6.6947             6.6947             6.6946            6.6946              6.6914
        103.5157              6.6603             6.6603             6.6603            6.6602              6.6568
        103.7657              6.6261             6.6260             6.6260            6.6259              6.6223
        104.0157              6.5919             6.5919             6.5918            6.5917              6.5880
        104.2657              6.5578             6.5578             6.5577            6.5577              6.5537
        104.5157              6.5239             6.5238             6.5238            6.5237              6.5195
-----------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                  9.9917             9.9917             9.9917            9.9917              9.9083
FIRST PRIN                06/15/2012         06/15/2012         06/15/2012        06/15/2012          05/15/2012
LAST PRIN                 06/15/2012         06/15/2012         06/15/2012        06/15/2012          05/15/2012
PAYMENT WINDOW                     1                  1                  1                 1                   1
ACCRUAL FACTOR                0.3300             0.3300             0.3300            0.3300              0.3300
MOD DURATION @ 100.5157       6.9521             6.9521             6.9521            6.9521              6.9120

                                                                     Page 4 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer by or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warrenty can be given with respect to the accuracy or completeness of the information. Or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
MSDWCI    MSDWCI    SERIES 2002-TOP7    CLASS A1
--------------------------------------------------------------------------------

Class             A1              Settlement Date     06/18/2002  Coupon           5.54000              Cusip             N/A
Original Balance  261,390,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date  05/29/2002
Current Balance   261,390,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AAA/Aaa         Next Payment Date   07/15/2002  Orig Deal Size   1,803,172,715.40     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

PREPAY                         CPR 0     (!YM) CPR 25  (!YM) CPR 50   (!YM) CPR 75      (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------
          96.2305             6.3921           6.3928        6.3934         6.3943             6.4022
          96.4805             6.3354           6.3360        6.3365         6.3374             6.3447
          96.7305             6.2788           6.2793        6.2799         6.2807             6.2874
          96.9805             6.2225           6.2229        6.2234         6.2242             6.2303
          97.2305             6.1663           6.1668        6.1672         6.1679             6.1735
          97.4805             6.1104           6.1108        6.1112         6.1118             6.1168
          97.7305             6.0546           6.0550        6.0553         6.0559             6.0604
          97.9805             5.9991           5.9994        5.9997         6.0002             6.0041
          98.2305             5.9438           5.9440        5.9443         5.9447             5.9481
          98.4805             5.8886           5.8889        5.8891         5.8894             5.8923
          98.7305             5.8337           5.8339        5.8341         5.8344             5.8366
          98.9805             5.7790           5.7791        5.7793         5.7795             5.7812
          99.2305             5.7245           5.7246        5.7247         5.7248             5.7260
          99.4805             5.6701           5.6702        5.6702         5.6703             5.6710
          99.7305             5.6160           5.6160        5.6160         5.6160             5.6161
          99.9805             5.5621           5.5620        5.5620         5.5619             5.5615
         100.2305             5.5083           5.5082        5.5081         5.5080             5.5071
         100.4805             5.4547           5.4546        5.4545         5.4543             5.4528
         100.7305             5.4014           5.4012        5.4010         5.4008             5.3988
         100.9805             5.3482           5.3480        5.3478         5.3475             5.3449
         101.2305             5.2952           5.2949        5.2947         5.2943             5.2913
         101.4805             5.2424           5.2421        5.2418         5.2414             5.2378
         101.7305             5.1898           5.1894        5.1891         5.1886             5.1845
         101.9805             5.1373           5.1369        5.1366         5.1360             5.1314
         102.2305             5.0851           5.0846        5.0842         5.0836             5.0785
         102.4805             5.0330           5.0325        5.0321         5.0314             5.0257
         102.7305             4.9811           4.9806        4.9801         4.9794             4.9732
         102.9805             4.9294           4.9288        4.9283         4.9275             4.9208
         103.2305             4.8778           4.8773        4.8767         4.8758             4.8686
         103.4805             4.8265           4.8259        4.8253         4.8243             4.8166
         103.7305             4.7753           4.7746        4.7740         4.7730             4.7648
         103.9805             4.7243           4.7236        4.7229         4.7219             4.7131
         104.2305             4.6735           4.6727        4.6720         4.6709             4.6616
------------------------------------------------------------------------------------------------------
AVERAGE LIFE                  5.7000           5.6942        5.6889         5.6807             5.6144
FIRST PRIN                07/15/2002       07/15/2002    07/15/2002     07/15/2002         07/15/2002
LAST PRIN                 11/15/2011       11/15/2011    10/15/2011     10/15/2011         08/15/2011
PAYMENT WINDOW                   113              113           112            112                110
ACCRUAL FACTOR                0.2616           0.2616        0.2616         0.2616             0.2616
MOD DURATION @ 100.2305       4.6365           4.6328        4.6292         4.6237             4.5783

                                                                     Page 1 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer by or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warrenty can be given with respect to the accuracy or completeness of the information. Or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
MSDWCI    MSDWCI    SERIES 2002-TOP7    CLASS A2
--------------------------------------------------------------------------------

Class             A2              Settlement Date     06/18/2002  Coupon           6.13000              Cusip             N/A
Original Balance  572,335,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date  05/29/2002
Current Balance   572,335,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AAA/Aaa         Next Payment Date   07/15/2002  Orig Deal Size   1,803,172,715.40     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

PREPAY                         CPR 0     (!YM) CPR 25    (!YM) CPR 50  (!YM) CPR 75      (!YM) CPR 100
-------------------------------------------------------------------------------------------------------
PRICE / YIELD
-------------------------------------------------------------------------------------------------------
           96.5049            6.6750           6.6756          6.6763        6.6774             6.6849
           96.7549            6.6386           6.6390          6.6397        6.6407             6.6477
           97.0049            6.6022           6.6026          6.6032        6.6041             6.6105
           97.2549            6.5659           6.5663          6.5669        6.5677             6.5735
           97.5049            6.5298           6.5302          6.5306        6.5314             6.5366
           97.7549            6.4938           6.4941          6.4945        6.4952             6.4998
           98.0049            6.4579           6.4582          6.4585        6.4591             6.4632
           98.2549            6.4221           6.4223          6.4227        6.4231             6.4266
           98.5049            6.3864           6.3866          6.3869        6.3873             6.3902
           98.7549            6.3509           6.3510          6.3512        6.3516             6.3539
           99.0049            6.3154           6.3155          6.3157        6.3159             6.3177
           99.2549            6.2801           6.2802          6.2803        6.2804             6.2816
           99.5049            6.2449           6.2449          6.2450        6.2450             6.2456
           99.7549            6.2097           6.2097          6.2097        6.2097             6.2098
          100.0049            6.1747           6.1747          6.1747        6.1746             6.1740
          100.2549            6.1399           6.1398          6.1397        6.1395             6.1384
          100.5049            6.1051           6.1050          6.1048        6.1046             6.1029
          100.7549            6.0704           6.0702          6.0700        6.0697             6.0675
          101.0049            6.0358           6.0356          6.0354        6.0350             6.0322
          101.2549            6.0014           6.0011          6.0008        6.0003             5.9970
          101.5049            5.9670           5.9668          5.9664        5.9658             5.9619
          101.7549            5.9328           5.9325          5.9321        5.9314             5.9269
          102.0049            5.8987           5.8983          5.8978        5.8971             5.8920
          102.2549            5.8646           5.8642          5.8637        5.8629             5.8573
          102.5049            5.8307           5.8303          5.8297        5.8288             5.8226
          102.7549            5.7969           5.7964          5.7958        5.7948             5.7881
          103.0049            5.7631           5.7626          5.7619        5.7609             5.7536
          103.2549            5.7295           5.7290          5.7282        5.7271             5.7193
          103.5049            5.6960           5.6954          5.6946        5.6934             5.6850
          103.7549            5.6626           5.6620          5.6611        5.6599             5.6509
          104.0049            5.6293           5.6286          5.6277        5.6264             5.6169
          104.2549            5.5960           5.5954          5.5944        5.5930             5.5830
          104.5049            5.5629           5.5622          5.5612        5.5597             5.5491
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE                  9.7331           9.7183          9.6980        9.6676             9.4584
FIRST PRIN                11/15/2011       11/15/2011      10/15/2011    10/15/2011         08/15/2011
LAST PRIN                 05/15/2012       05/15/2012      05/15/2012    05/15/2012         02/15/2012
PAYMENT WINDOW                     7                7               8             8                  7
                         ------------
ACCRUAL FACTOR                0.2895           0.2895          0.2895        0.2895             0.2895
MOD DURATION @ 100.5049       7.1425           7.1344          7.1235        7.1070             6.9934

                                                                     Page 2 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer by or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warrenty can be given with respect to the accuracy or completeness of the information. Or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
MSDWCI    MSDWCI    SERIES 2002-TOP7    CLASS B
--------------------------------------------------------------------------------

Class             B               Settlement Date     06/18/2002  Coupon           6.24000              Cusip             N/A
Original Balance  24,236,000.00   Dated Date          06/01/2002  Delay            14                   Yield Table Date  05/29/2002
Current Balance   24,236,000.00   First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AA/Aa2          Next Payment Date   07/15/2002  Orig Deal Size   1,803,172,715.40     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

PREPAY                         CPR 0    (!YM) CPR 25      (!YM) CPR 50    (!YM) CPR 75         (!YM) CPR 100
-------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-------------------------------------------------------------------------------------------------------------
             96.5488          6.7774          6.7774            6.7774          6.7774                6.7850
             96.7988          6.7412          6.7412            6.7412          6.7412                6.7482
             97.0488          6.7051          6.7051            6.7051          6.7051                6.7115
             97.2988          6.6692          6.6692            6.6692          6.6692                6.6750
             97.5488          6.6333          6.6333            6.6333          6.6333                6.6385
             97.7988          6.5976          6.5976            6.5976          6.5976                6.6022
             98.0488          6.5620          6.5620            6.5620          6.5620                6.5660
             98.2988          6.5265          6.5265            6.5265          6.5265                6.5299
             98.5488          6.4911          6.4911            6.4911          6.4911                6.4940
             98.7988          6.4558          6.4558            6.4558          6.4558                6.4581
             99.0488          6.4207          6.4207            6.4207          6.4207                6.4224
             99.2988          6.3857          6.3857            6.3857          6.3857                6.3867
             99.5488          6.3507          6.3507            6.3507          6.3507                6.3512
             99.7988          6.3159          6.3159            6.3159          6.3159                6.3158
            100.0488          6.2812          6.2812            6.2812          6.2812                6.2805
            100.2988          6.2466          6.2466            6.2466          6.2466                6.2453
            100.5488          6.2121          6.2121            6.2121          6.2121                6.2103
            100.7988          6.1777          6.1777            6.1777          6.1777                6.1753
            101.0488          6.1434          6.1434            6.1434          6.1434                6.1404
            101.2988          6.1093          6.1093            6.1093          6.1093                6.1057
            101.5488          6.0752          6.0752            6.0752          6.0752                6.0711
            101.7988          6.0412          6.0412            6.0412          6.0412                6.0365
            102.0488          6.0074          6.0074            6.0074          6.0074                6.0021
            102.2988          5.9736          5.9736            5.9736          5.9736                5.9678
            102.5488          5.9400          5.9400            5.9400          5.9400                5.9336
            102.7988          5.9065          5.9065            5.9065          5.9065                5.8995
            103.0488          5.8730          5.8730            5.8730          5.8730                5.8655
            103.2988          5.8397          5.8397            5.8397          5.8397                5.8316
            103.5488          5.8064          5.8064            5.8064          5.8064                5.7978
            103.7988          5.7733          5.7733            5.7733          5.7733                5.7641
            104.0488          5.7403          5.7403            5.7403          5.7403                5.7305
            104.2988          5.7073          5.7073            5.7073          5.7073                5.6970
            104.5488          5.6745          5.6745            5.6745          5.6745                5.6636
-------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                  9.9083          9.9083            9.9083          9.9083                9.6839
FIRST PRIN                05/15/2012      05/15/2012        05/15/2012      05/15/2012            02/15/2012
LAST PRIN                 05/15/2012      05/15/2012        05/15/2012      05/15/2012            03/15/2012
PAYMENT WINDOW                     1               1                 1               1                     2
ACCRUAL FACTOR                0.2947          0.2947            0.2947          0.2947                0.2947
MOD DURATION @ 100.5488       7.1987          7.1987            7.1987          7.1987                7.0797

                                                                     Page 3 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer by or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warrenty can be given with respect to the accuracy or completeness of the information. Or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
MSDWCI    MSDWCI    SERIES 2002-TOP7    CLASS C
--------------------------------------------------------------------------------

Class             C              Settlement Date     06/18/2002  Coupon           6.33000               Cusip             N/A
Original Balance  29,083,000.00  Dated Date          06/01/2002  Delay            14                    Yield Table Date  05/29/2002
Current Balance   29,083,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating     A/A2           Next Payment Date   07/15/2002  Orig Deal Size   1,803,172,715.40      Yield Day Count   30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000     Interest Freq       Monthly     Deal Age         0

PREPAY                          CPR 0    (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75      (!YM) CPR 100
---------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------
          96.4868              6.8803          6.8803          6.8803          6.8803             6.8861
          96.7368              6.8440          6.8440          6.8440          6.8440             6.8492
          96.9868              6.8077          6.8077          6.8077          6.8077             6.8125
          97.2368              6.7715          6.7715          6.7715          6.7715             6.7759
          97.4868              6.7355          6.7355          6.7355          6.7355             6.7395
          97.7368              6.6996          6.6996          6.6996          6.6996             6.7031
          97.9868              6.6638          6.6638          6.6638          6.6638             6.6669
          98.2368              6.6281          6.6281          6.6281          6.6281             6.6308
          98.4868              6.5926          6.5926          6.5926          6.5926             6.5947
          98.7368              6.5571          6.5571          6.5571          6.5571             6.5589
          98.9868              6.5218          6.5218          6.5218          6.5218             6.5231
          99.2368              6.4865          6.4865          6.4865          6.4865             6.4874
          99.4868              6.4514          6.4514          6.4514          6.4514             6.4519
          99.7368              6.4164          6.4164          6.4164          6.4164             6.4165
          99.9868              6.3815          6.3815          6.3815          6.3815             6.3811
         100.2368              6.3468          6.3468          6.3468          6.3468             6.3459
         100.4868              6.3121          6.3121          6.3121          6.3121             6.3108
         100.7368              6.2775          6.2775          6.2775          6.2775             6.2758
         100.9868              6.2431          6.2431          6.2431          6.2431             6.2410
         101.2368              6.2087          6.2087          6.2087          6.2087             6.2062
         101.4868              6.1745          6.1745          6.1745          6.1745             6.1715
         101.7368              6.1404          6.1404          6.1404          6.1404             6.1370
         101.9868              6.1063          6.1063          6.1063          6.1063             6.1025
         102.2368              6.0724          6.0724          6.0724          6.0724             6.0682
         102.4868              6.0386          6.0386          6.0386          6.0386             6.0340
         102.7368              6.0049          6.0049          6.0049          6.0049             5.9998
         102.9868              5.9713          5.9713          5.9713          5.9713             5.9658
         103.2368              5.9378          5.9378          5.9378          5.9378             5.9319
         103.4868              5.9044          5.9044          5.9044          5.9044             5.8981
         103.7368              5.8711          5.8711          5.8711          5.8711             5.8644
         103.9868              5.8379          5.8379          5.8379          5.8379             5.8308
         104.2368              5.8048          5.8048          5.8048          5.8048             5.7972
         104.4868              5.7718          5.7718          5.7718          5.7718             5.7638
---------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   9.9083          9.9083          9.9083          9.9083             9.7417
FIRST PRIN                 05/15/2012      05/15/2012      05/15/2012      05/15/2012         03/15/2012
LAST PRIN                  05/15/2012      05/15/2012      05/15/2012      05/15/2012         03/15/2012
PAYMENT WINDOW                      1               1               1               1                  1
ACCRUAL FACTOR                 0.2989          0.2989          0.2989          0.2989             0.2989
MOD DURATION @ 100.4868        7.1661          7.1661          7.1661          7.1661             7.0788

                                                                     Page 4 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer by or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warrenty can be given with respect to the accuracy or completeness of the information. Or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

MSDWCI            SDWCI           SERIES 2002-TOP7    CLASS A2
------------------------------------------------------------------------------------------------------------------------------------
Class             A2              Settlement Date     06/18/2002  Coupon           6.13000               Cusip            N/A
Original Balance  572,335,000.00  Dated Date          06/01/2002  Delay            14                    Yield Table Date 05/31/2002
Current Balance   572,335,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co.  Yield Frequency  SemiAnnual
Credit Rating     AAA/Aaa         Next Payment Date   07/15/2002  Orig Deal Size   969,447,715.40        Yield Day Count  30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

PREPAY                        CPR 0   (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100   CPR 25      CPR 50      CPR 75
TREASURY SHIFT
---------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------------------------
                96.5049       6.6750      6.6756        6.6763        6.6774        6.6849      6.6879      6.6916       6.6918
                96.7549       6.6386      6.6390        6.6397        6.6407        6.6477      6.6510      6.6544       6.6545
                97.0049       6.6022      6.6026        6.6032        6.6041        6.6105      6.6141      6.6173       6.6172
                97.2549       6.5659      6.5663        6.5669        6.5677        6.5735      6.5774      6.5804       6.5801
                97.5049       6.5298      6.5302        6.5306        6.5314        6.5366      6.5408      6.5435       6.5432
                97.7549       6.4938      6.4941        6.4945        6.4952        6.4998      6.5043      6.5068       6.5063
                98.0049       6.4579      6.4582        6.4585        6.4591        6.4632      6.4679      6.4702       6.4696
                98.2549       6.4221      6.4223        6.4227        6.4231        6.4266      6.4317      6.4337       6.4330
                98.5049       6.3864      6.3866        6.3869        6.3873        6.3902      6.3956      6.3973       6.3965
                98.7549       6.3509      6.3510        6.3512        6.3516        6.3539      6.3595      6.3610       6.3601
                99.0049       6.3154      6.3155        6.3157        6.3159        6.3177      6.3236      6.3249       6.3238
                99.2549       6.2801      6.2802        6.2803        6.2804        6.2816      6.2879      6.2889       6.2876
                99.5049       6.2449      6.2449        6.2450        6.2450        6.2456      6.2522      6.2530       6.2516
                99.7549       6.2097      6.2097        6.2097        6.2097        6.2098      6.2166      6.2172       6.2157
               100.0049       6.1747      6.1747        6.1747        6.1746        6.1740      6.1812      6.1815       6.1799
               100.2549       6.1399      6.1398        6.1397        6.1395        6.1384      6.1458      6.1459       6.1442
               100.5049       6.1051      6.1050        6.1048        6.1046        6.1029      6.1106      6.1104       6.1086
               100.7549       6.0704      6.0702        6.0700        6.0697        6.0675      6.0755      6.0751       6.0731
               101.0049       6.0358      6.0356        6.0354        6.0350        6.0322      6.0405      6.0398       6.0377
               101.2549       6.0014      6.0011        6.0008        6.0003        5.9970      6.0056      6.0047       6.0025
               101.5049       5.9670      5.9668        5.9664        5.9658        5.9619      5.9708      5.9697       5.9673
               101.7549       5.9328      5.9325        5.9321        5.9314        5.9269      5.9361      5.9347       5.9323
               102.0049       5.8987      5.8983        5.8978        5.8971        5.8920      5.9015      5.8999       5.8973
               102.2549       5.8646      5.8642        5.8637        5.8629        5.8573      5.8670      5.8652       5.8625
               102.5049       5.8307      5.8303        5.8297        5.8288        5.8226      5.8326      5.8306       5.8278
               102.7549       5.7969      5.7964        5.7958        5.7948        5.7881      5.7984      5.7961       5.7932
               103.0049       5.7631      5.7626        5.7619        5.7609        5.7536      5.7642      5.7617       5.7587
               103.2549       5.7295      5.7290        5.7282        5.7271        5.7193      5.7302      5.7275       5.7243
               103.5049       5.6960      5.6954        5.6946        5.6934        5.6850      5.6962      5.6933       5.6900
               103.7549       5.6626      5.6620        5.6611        5.6599        5.6509      5.6624      5.6592       5.6558
               104.0049       5.6293      5.6286        5.6277        5.6264        5.6169      5.6286      5.6252       5.6217
               104.2549       5.5960      5.5954        5.5944        5.5930        5.5830      5.5950      5.5914       5.5877
               104.5049       5.5629      5.5622        5.5612        5.5597        5.5491      5.5614      5.5576       5.5538
------------------------
AVERAGE LIFE                  9.7331      9.7183        9.6980        9.6676        9.4584      9.5691      9.4872       9.4431
FIRST PRIN                11/15/2011  11/15/2011    10/15/2011    10/15/2011    08/15/2011  05/15/2010  06/15/2009   04/15/2009
LAST PRIN                 05/15/2012  05/15/2012    05/15/2012    05/15/2012    02/15/2012  05/15/2012  04/15/2012   04/15/2012
PAYMENT WINDOW                     7           7             8             8             7          25          35           37
ACCRUAL FACTOR                0.2895      0.2895        0.2895        0.2895        0.2895      0.2895      0.2895       0.2895
MOD DURATION @ 100.5049       7.1425      7.1344        7.1235        7.1070        6.9934      7.0513      7.0045       6.9799


PREPAY                       CPR 100      CPR 25      CPR 50       CPR 75     CPR 100      CPR 25      CPR 50      CPR 75    CPR 100
TREASURY SHIFT                             0.5          0.5         0.5        0.5         -0.5        -0.5        -0.5        -0.5
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------
                96.5049       6.7015      6.6866      6.6902      6.6909      6.7002      6.6892      6.6930      6.6927      6.7028
                96.7549       6.6636      6.6497      6.6530      6.6535      6.6623      6.6522      6.6558      6.6554      6.6649
                97.0049       6.6257      6.6128      6.6159      6.6163      6.6245      6.6154      6.6187      6.6182      6.6271
                97.2549       6.5880      6.5761      6.5790      6.5792      6.5868      6.5787      6.5818      6.5811      6.5894
                97.5049       6.5505      6.5395      6.5421      6.5422      6.5492      6.5421      6.5449      6.5441      6.5518
                97.7549       6.5130      6.5030      6.5054      6.5054      6.5117      6.5056      6.5082      6.5072      6.5143
                98.0049       6.4757      6.4667      6.4688      6.4687      6.4744      6.4692      6.4716      6.4705      6.4770
                98.2549       6.4385      6.4304      6.4323      6.4320      6.4372      6.4330      6.4351      6.4339      6.4398
                98.5049       6.4014      6.3943      6.3959      6.3955      6.4001      6.3969      6.3987      6.3974      6.4027
                98.7549       6.3644      6.3583      6.3597      6.3591      6.3631      6.3608      6.3624      6.3610      6.3657
                99.0049       6.3275      6.3224      6.3235      6.3229      6.3262      6.3249      6.3263      6.3247      6.3288
                99.2549       6.2908      6.2866      6.2875      6.2867      6.2895      6.2891      6.2903      6.2886      6.2921
                99.5049       6.2542      6.2509      6.2516      6.2507      6.2529      6.2535      6.2544      6.2525      6.2555
                99.7549       6.2176      6.2153      6.2158      6.2148      6.2164      6.2179      6.2186      6.2166      6.2189
               100.0049       6.1812      6.1799      6.1801      6.1789      6.1800      6.1824      6.1829      6.1808      6.1825
               100.2549       6.1450      6.1445      6.1445      6.1432      6.1437      6.1471      6.1473      6.1451      6.1463
               100.5049       6.1088      6.1093      6.1090      6.1076      6.1075      6.1119      6.1118      6.1095      6.1101
               100.7549       6.0727      6.0742      6.0737      6.0722      6.0714      6.0768      6.0765      6.0740      6.0740
               101.0049       6.0368      6.0392      6.0384      6.0368      6.0355      6.0417      6.0412      6.0386      6.0381
               101.2549       6.0009      6.0043      6.0033      6.0015      5.9997      6.0068      6.0061      6.0034      6.0022
               101.5049       5.9652      5.9695      5.9683      5.9664      5.9639      5.9720      5.9711      5.9682      5.9665
               101.7549       5.9296      5.9348      5.9334      5.9314      5.9283      5.9374      5.9361      5.9332      5.9309
               102.0049       5.8941      5.9002      5.8986      5.8964      5.8928      5.9028      5.9013      5.8983      5.8954
               102.2549       5.8587      5.8658      5.8639      5.8616      5.8574      5.8683      5.8666      5.8634      5.8600
               102.5049       5.8234      5.8314      5.8293      5.8269      5.8221      5.8339      5.8320      5.8287      5.8247
               102.7549       5.7882      5.7971      5.7948      5.7923      5.7869      5.7997      5.7975      5.7941      5.7895
               103.0049       5.7532      5.7630      5.7604      5.7577      5.7519      5.7655      5.7631      5.7596      5.7545
               103.2549       5.7182      5.7289      5.7261      5.7233      5.7169      5.7315      5.7289      5.7252      5.7195
               103.5049       5.6833      5.6950      5.6919      5.6890      5.6820      5.6975      5.6947      5.6909      5.6846
               103.7549       5.6486      5.6611      5.6578      5.6548      5.6473      5.6637      5.6606      5.6567      5.6499
               104.0049       5.6139      5.6274      5.6239      5.6208      5.6126      5.6299      5.6266      5.6226      5.6152
               104.2549       5.5794      5.5937      5.5900      5.5868      5.5781      5.5963      5.5927      5.5886      5.5807
               104.5049       5.5449      5.5602      5.5562      5.5529      5.5436      5.5627      5.5590      5.5547      5.5462
------------------------
AVERAGE LIFE                  9.2385      9.5691      9.4872      9.4431      9.2385      9.5691      9.4872      9.4431      9.2385
FIRST PRIN                04/15/2009  05/15/2010  06/15/2009  04/15/2009  04/15/2009  05/15/2010  06/15/2009  04/15/2009  04/15/2009
LAST PRIN                 02/15/2012  05/15/2012  04/15/2012  04/15/2012  02/15/2012  05/15/2012  04/15/2012  04/15/2012  02/15/2012
PAYMENT WINDOW                    35          25          35          37          35          25          35          37          35
ACCRUAL FACTOR                0.2895      0.2895      0.2895      0.2895      0.2895      0.2895      0.2895      0.2895      0.2895
MOD DURATION @ 100.5049       6.8677      7.0513      7.0046      6.9800      6.8678      7.0512      7.0044      6.9799      6.8677

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